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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Lawson Products, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Lawson Products, Inc.
1666 East Touhy Avenue
Des Plaines, Illinois 60018

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
May 13, 2003

TO THE STOCKHOLDERS:

You are cordially invited to attend the annual meeting of stockholders of Lawson Products, Inc. (the "Company" or "Lawson"), which will be held at the offices of the Company, 1666 East Touhy Avenue, Des Plaines, Illinois, on Tuesday, May 13, 2003, at 10:00 A.M. (Local Time) for the following purposes:

(1)
To elect three directors to serve three years; and

(2)
To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 28, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Accompanying this notice is a proxy, a Proxy Statement and a copy of the Company's 2002 Annual Report.

Even if you expect to attend the meeting in person, please sign and return the enclosed proxy in the envelope provided so that your shares may be voted at the meeting. You may also vote your shares by telephone or via the Internet as set forth in the enclosed proxy. If you execute a proxy, you still may attend the meeting and vote in person.

                      By Order of the Board of Directors

                      Neil E. Jenkins
                       Secretary

Des Plaines, Illinois
April 11, 2003

Lawson Products, Inc.
1666 East Touhy Avenue
Des Plaines, Illinois 60018

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 13, 2003

This Proxy Statement is being sent to stockholders on or about April 11, 2003, in connection with the solicitation of the accompanying proxy by the Board of Directors of the Company. Only stockholders of record at the close of business on March 28, 2003, are entitled to notice of and to vote at the meeting. The Company has retained Morrow & Co., Inc., a firm specializing in the solicitation of proxies, to assist in the solicitation at a fee estimated to be $4,000 plus expenses. Officers of the Company may make additional solicitations in person or by telephone. Expenses incurred in the solicitation of proxies will be borne by the Company. If the accompanying form of proxy is executed and returned in time or you vote your shares by telephone or via the Internet as set forth in the enclosed proxy pursuant to Section 212(c) of the Delaware General Corporation Law, the shares represented thereby will be voted. A proxy may be revoked at any time prior to its voting by execution of a later dated proxy or by voting in person at the annual meeting.

As of March 28, 2003, the Company had outstanding 9,490,111 shares of the Company's Common Stock (the "Common Stock") and such shares are the only shares entitled to vote at the annual meeting. Each holder of Common Stock is entitled to one vote per share on all matters to come before the meeting. For purposes of the meeting, a quorum means a majority of the outstanding shares. In determining whether a quorum exists, all shares represented in person or by proxy will be counted.

It is intended that the named proxies will vote in favor of the election as directors of the nominees listed below, except as otherwise indicated on the proxy form. If any nominee should become unavailable for election as a director (which is not contemplated), the proxies will have discretionary authority to vote for a substitute. In the absence of a specific direction from the stockholders, proxies will be voted for the election of all named director nominees. Proxies relating to "street name" shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will have no effect on any proposal at this annual meeting for which a vote is not indicated on the proxies.

Election of Directors

Stockholders are entitled to cumulative voting in the election of directors. Under cumulative voting, each stockholder is entitled to that number of votes equal to the number of directors to be elected, multiplied by the number of shares such stockholder owns, and such stockholder may cast its votes for one nominee or distribute them in any manner it chooses among any number of nominees. Unless otherwise indicated on the proxy card, votes may, in the discretion of the proxies, be equally or unequally allocated among the nominees named below. Directors will be elected by a plurality of the votes cast at the meeting by the holders of shares represented in person or by proxy. Thus, assuming a quorum is present, the three persons receiving the greatest number of votes will be elected as directors and votes that are withheld will have no effect.

The By-Laws of the Company provide that the Board of Directors shall consist of such number of members, between five and nine, as the Board of Directors determines from time to time. The size of the Board is currently set at nine members. The Board is divided into three classes, with one class being elected each year for a three-year term. At the annual meeting, three directors are to be elected to serve until 2006 and until their successors are elected and qualified.

The following information has been furnished by the respective nominees and continuing directors:

Name	Age	Principal Occupation	Year First Elected Director
Nominees to be Elected to Serve Until 2006
James T. Brophy	75	Private Investor	1971
Mitchell H. Saranow	57	Chairman of the Saranow Group, a family investment firm, since August 1996. Chairman of the Board and co-Chief Executive Officer of Navigant Consulting, Inc. from November 1999 to June 2000. Prior thereto, Mr. Saranow was Chairman of Fluid Management, L.P., a machinery manufacturer, for more than five years. Mr. Saranow serves on the board of directors of Telular Corporation and North American Scientific, Inc.	1998
Jerome Shaffer	75	Vice President and Treasurer of the Company	1989
Directors Whose Terms Expire in 2005
Ronald B. Port, M.D.	62	Retired Physician	1984
Robert G. Rettig	73	Consultant	1989
Robert M. Melzer	63	Consultant	2000
Directors Whose Terms Expire in 2004
Bernard Kalish	65	Retired Chairman of the Board and Chief Executive Officer of the Company	1983
Sidney L. Port	92	Chairman of the Executive Committee of the Company	1953
Robert J. Washlow	58	Chairman of the Board and Chief Executive Officer of the Company. In 1998 and 1999, Mr. Washlow was Executive Vice President—Corporate Affairs of the Company and participated in the Office of the President of the Company from January 1, 1999 until he became the Chairman of the Company in August of 1999. Mr. Washlow was also Corporate Secretary of the Company from 1985 until May of 1999.	1997

•
The Executive Committee, the members of which are Sidney L. Port (Chairman), Robert J. Washlow and Ronald B. Port, M.D., has all of the authority of the Board of Directors between

  Board meetings, except to declare a dividend, authorize the issuance of stock, amend the By-Laws or take action relating to certain corporate changes.

•
The Audit Committee, the members of which are James T. Brophy (Chairman), Robert M. Melzer, Robert G. Rettig and Mitchell H. Saranow, reviews the scope and results of the audit by the Company's independent auditors and reviews the Company's procedures for monitoring internal accounting controls. Each member of the Audit Committee satisfies the independence requirements of the Nasdaq National Market. A copy of the Company's Audit Committee Charter adopted in May 2002 is attached hereto as Appendix A.
•
The Compensation Committee, the members of which are James T. Brophy, Robert G. Rettig(Chairman), Ronald B. Port, M.D. and Mitchell H. Saranow, makes all determinations with respect to the compensation of the Chairman of the Board and Chief Executive Officer and establishes general compensation policies with respect to all other executive officers of the Company.
•
The Nominating Committee, the members of which are Bernard Kalish, Robert M. Melzer (Chairman), Sidney L. Port, Robert G. Rettig and Ronald B. Port, M.D., reviews and recommends potential directors to the Board of Directors. The Nominating Committee will consider director nominees recommended by stockholders if such recommendations are timely submitted in writing to the Secretary of the Company.
•
The Financial Strategies Committee, the members of which are James T. Brophy, Robert M. Melzer, Ronald B. Port, M.D. and Mitchell H. Saranow (Chairman), reviews and evaluates the financial activities of the Company and makes recommendations to the Board of Directors and management regarding business strategies and financial policies and objectives to promote and maintain superior standards of performance.
•
Because of his substantial stockholdings, Sidney L. Port may be deemed to be a control person of the Company. See "Securities Beneficially Owned by Principal Stockholders and Management."
•
Ronald B. Port, M.D. is the son of Sidney L. Port.
•
Robert J. Washlow is the son-in-law of Sidney L. Port.
•
Each nominee and continuing director has held the indicated position, or an executive position with the same employer, for at least the past five years, unless otherwise indicated above. Mr. Washlow was a partner with the law firm of Vedder, Price, Kaufman & Kammholz for more than five years prior to the end of 1998.
•
Mr. Melzer served as President and Chief Executive Officer of Property Capital Trust, a publicly-traded real estate investment trust ("REIT"), from 1992 until May 1999 when the company completed its plan to dispose of its investments and distributed the proceeds to its shareholders. Since May 1999, Mr. Melzer devoted his business activities to consulting and to serving as a director or trustee of various business and charitable organizations. Mr. Melzer serves as director of Genesee & Wyoming, Inc., a short line railroad holding company; a director of Beacon Capital Partners, Inc., a REIT; a trustee of MGI Properties Liquidating Trust, which was formed to complete the liquidation of MGI Properties, a REIT; a director of The Cronos Group, a lessor of Intermodal Marine Containers; and chairman of the board of trustees of Beth Israel Deaconess Medical Center in Boston, Massachusetts. Mr. Melzer also served as interim Chief Executive Officer of Beth Israel Deaconess Medical Center from July 2001 through January 2002.

In 2002, the Board of Directors held five meetings, the Compensation Committee held four meetings, the Audit Committee held four meetings, the Executive Committee held one meeting, the Financial Strategies Committee held one meeting, and the Nominating Committee did not meet. During 2002, each director attended at least 75% of the meetings of the Board and of the respective committees on which he served. Directors who are not employees or retired officers of the Company received directors' fees of $30,000 in 2002.

Securities Beneficially Owned by Principal Stockholders and Management

Set forth below, as of March 1, 2003 (unless otherwise indicated), are the beneficial holdings of: each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company, each director, each executive officer listed on the Summary Compensation Table below, and all executive officers and directors as a group.

Name	Sole Voting or Dispositive Power(1)(2)		Shared Voting or Dispositive Power	Percent of Class at March 1, 2003
Sidney L. Port 1666 East Touhy Avenue Des Plaines, Illinois 60018	4,550,575	(3)	0	47.8%
Dimensional Fund Advisors 1299 Ocean Floor 11th Floor Santa Monica, CA 90401	558,450	(4)	0	5.9%
Jeffrey B. Belford	5,100		0	*
James T. Brophy	2,650		0	*
Roger F. Cannon	5,584		0	*
Bernard Kalish	0		0	—
Robert M. Melzer	2,000		0	*
John Murray	0		0	—
Ronald B. Port, M.D.	18,115		0	*
Robert G. Rettig	3,000		0	*
Mitchell H. Saranow(5)	9,500		0	*
Jerome Shaffer	21,033		2,530	*
Robert J. Washlow	44,827		0	*
All executive officers and directors as a group (16 persons)	4,677,927		2,530	49.1%

*
Less than 1%.
(1)
Does not include certain shares held by wives and minor children in the case of Mr. Brophy (725 shares), Mr. Kalish (5,826 shares), Dr. Port (14,803 shares), Mr. Shaffer (2,450 shares) and Mr. Washlow (22,471) and all executive officers and directors as a group (46,275 shares).
(2)
Stockholdings shown include shares issuable upon the exercise of stock options exercisable within 60 days of March 1, 2003 by Mr. Belford (5,000 shares), Mr. Brophy (1,500 shares), Mr. Cannon (2,500 shares), Dr. Port (1,500 shares), Mr. Rettig (1,500 shares), Mr. Saranow (1,500 shares), Mr. Shaffer (6,000 shares), Mr. Washlow (6,250 shares) and all executive officers and directors as a group (30,250 shares).
(3)
Includes 3,011,436 shares held by two family limited partnerships and a trust for the benefit of Mr. Sidney Port.
(4)
Based on an Amendment to Schedule 13G filed by Dimensional Fund Advisors Inc. with the Securities and Exchange Commission dated February 3, 2003.
(5)
8,000 shares are owned by Saranow Investments, L.L.C., which is owned by Mr. Saranow and his family.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Shares (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received or written representations from the Reporting Persons, the Company believes that with respect to the year ended December 31, 2002, all the Reporting Persons complied with all applicable Section 16 filing requirements.

Remuneration of Executive Officers

SUMMARY COMPENSATION TABLE

The table below sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 2002, 2001, and 2000, of those persons who were, at December 31, 2002 (i) the chief executive officer, and (ii) the other four most highly compensated executive officers of the Company (the "Named Officers").

Long-Term Compensation
			Annual Compensation		Securities Underlying Options/SARs(1)	All Other Compensation ($)(2)
Name and Principal Position	Year		Salary($)	Bonus($)

Robert Washlow Chairman of the Board and Chief Executive Officer	2002 2001 2000		633,451 537,808 447,945	274,000 0 279,000	— 40,000 35,000	16,500 15,725 16,575

Sidney L. Port Chairman of the Executive Committee	2002 2001 2000		372,442 365,301 354,957	0 0 0	— 0 0	16,500 15,725 16,575

Jeffrey B. Belford Office of the President and Chief Operating Officer	2002 2001 2000		356,963 330,233 274,262	23,609 0 4,721	— 10,000 5,000	16,500 15,725 16,575

Roger F. Cannon Office of the President and Chief Sales Officer	2002 2001 2000		351,550 324,771 268,775	0 0 0	— 10,000 5,000	16,500 15,725 16,575

John Murray Vice President Corporate Affairs	2002 2001 2000	(3)	279,167 116,699 —	0 — —	2,500 — —	29,659 22,917 —

(1)
The Company has not issued restricted stock awards to the Named Officers and does not have any "long-term incentive plans" as that term is defined in the applicable rules.

(2)
These amounts represent the Company's contribution as accrued to the Company's Profit Sharing Plan, except for Mr. Murray. Other compensation for Mr. Murray covers amounts related to his relocation package.

(3)
Mr. Murray joined the Company in July, 2001 as Vice President Corporate Affairs.

Equity Compensation Plan Information

The following table provides information as of December 31, 2002 regarding the number of shares of common stock that may be issued under the Company's equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	122,036	$22.92	435,637
Equity compensation plans not approved by security holders	0	—	0

Total	122,036	$22.92	453,637

The following table presents the number of stock options and stock appreciation rights granted to the Named Executive Officers during 2002.

OPTIONS/SARs GRANTED DURING 2002

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option/SAR Term
Name	Number of Securities Underlying Options/SARs Granted (#)(1)	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5%	10%
Robert J. Washlow	0	—	—	—	—	—
Sidney L. Port	0	—	—	—	—	—
Jeffrey B. Belford	0	—	—	—	—	—
Roger F. Cannon	0	—	—	—	—	—
John Murray	2,500	100%	$27.00	08/12/12	$42,450	$107,578

(1)
Only stock performance rights were granted in 2002. The stock performance rights vest in five equal installments on the first, second, third, fourth, and fifth anniversaries of the date of grant.

The following table summarizes option exercises during the year by the Named Officers and the value of the options held by such persons at the end of such year.

AGGREGATE OF OPTIONS/SARs EXERCISED IN 2002
AND OPTION/SAR VALUES AT DECEMBER 31, 2002

			Number of Unexercised Options/SARs at December 31, 2002(1)(2)	Value of Unexercised In-the-Money Options/SARs at December 31, 2002(1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Robert J. Washlow	—	—	26,250/53,750	$135,535/$234,665
Sidney L. Port	—	—	—	—
Jeffrey B. Belford	—	—	9,000/11,000	59,160/44,640
Roger Cannon	—	—	6,500/11,000	37,960/44,640
John Murray	—	—	—/2,500	—/9,950

(1)
Based on the closing price of the Company's Common Stock as reported on the NASDAQ National Market System on December 31, 2002.

Employment Contracts

Under the terms of a salary continuation agreement, in the event of Mr. Sidney Port's death while employed by the Company, the Company will continue his salary for two years thereafter.

Mr. Belford is employed under a contract pursuant to which he will receive a minimum salary of $345,000 for 2003. Upon the expiration of two years prior written notice, the contract is cancelable by either party. The contract provides for salary increases from time to time and salary continuation during incapacity and for one year after death.

Mr. Cannon is employed under a contract pursuant to which he will receive a minimum salary of $340,000 for 2003. Upon the expiration of two years prior written notice, the contract is cancelable by either party. The contract provides for salary increases from time to time and salary continuation during incapacity and for one year after death.

Report of the Audit Committee of the Board of Directors

The responsibilities of the Audit Committee which are set forth in the Audit Committee Charter approved by the Board of Directors, include providing oversight of the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee amended the Audit Committee Charter in May 2002. The Audit Committee broadened the scope of its duties and responsibilities.

The Committee reviewed with independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including SAS 61 (Communications with the Audit Committee). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required and the letter from the independent accountants by the Independence Standards Board and required by the Company.

The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held three meetings during 2002.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Committee and the Board have also approved the selection of the Company's independent auditors to audit the financial statements of the Company for 2003.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving the recommendation to the Board of Directors, the Committee relied on (i) management's representation that such financial statements were prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent auditors with respect to such financial statements.

                      Respectfully submitted by:

                      James T. Brophy (Chairman)
                      Robert M. Melzer
                      Robert G. Rettig
                      Mitchell H. Saranow

Report of the Compensation Committee of the Board of Directors

The Report of the Compensation Committee of the Board of Directors and the Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Overview

The objectives of the Compensation Committee in establishing executive compensation are to provide compensation that will both attract and retain superior talent and align the interests of the Company's executive officers with the financial success of the Company. The criteria used to determine the compensation of the Chief Executive Officer are also used in determining compensation for the other executive officers.

Section 162(m) of the Internal Revenue Code limits the deductibility of certain items of compensation paid to the Chief Executive Officer and other executive officers to $1 million annually. The Committee does not expect that Section 162(m) will limit the deductibility of compensation expected to be paid by the Company in the foreseeable future. In the event the proposed compensation for any of the Company's executive officers is expected to exceed the $1 million limitation, the Committee will balance the benefits of tax deductibility with its responsibility to hire, retain and motivate executive officers with competitive compensation programs.

Executive Officer Compensation Program

The Company's executive officer compensation program is comprised of base salary, short-term incentive compensation, long-term incentive compensation (in the form of stock options and stock appreciation rights) and various benefits, including medical and profit sharing plans, generally available to employees of the Company.

        Base Salary.    Base salary for the executive officers, other than the Chief Executive Officer, was set pursuant to employment agreements described elsewhere in this Proxy Statement or by the Chief Executive Officer with the consent of the Compensation Committee. The Chief Executive Officer's base salary and bonus, if any, are established annually by the Compensation Committee. In setting these compensation levels, the Compensation Committee considered a variety of factors, including competitive market levels, levels of responsibility, and the unique abilities and individual experience and performance of each officer. In addition, certain of the employment agreements provide for discretionary increases in base salary. Generally, these salary increases are determined annually by the Chief Executive Officer with the consent of the Compensation Committee based on performance and general market factors.

        Incentive Compensation Program.    In 1995, the Board of Directors adopted the Lawson Products, Inc. Annual Incentive Compensation Program (the "Program"). Under the Program the Compensation Committee establishes annual corporate, company and individual target performance levels for each of the participating employees (which will include each of the Named Officers except Sidney L. Port and Robert J. Washlow). Each participant will then be granted an annual incentive award based upon the base salary at the beginning of the year for that participant and the degree to which the participant's predetermined targets are achieved during the year.

        Stock Option Program.    The Company's long-term incentive based compensation program is achieved principally through the Lawson Products, Inc. Incentive Stock Plan under which stock options (both nonqualified and incentive), stock appreciation rights and stock awards may be issued to officers and key employees. The objectives of the Plan are to align executive and stockholder long-term interests by creating a link between executive compensation and stockholder return and to enable executives and other key employees to develop and maintain a long-term stock ownership position in the Company. Under the Company's plan, the Compensation Committee determines the identity of recipients and the amount of benefits to be received by each recipient. Generally, options are granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and have ten year terms. The Compensation Committee did not grant stock options in 2002.

        Stock Performance Plan.    In 2000, the Board of Directors adopted the Lawson Products, Inc. Stock Performance Plan under which the Compensation Committee may grant key management employees stock performance rights which will entitle the holders to receive, in cash, the appreciation in the fair market value of the Company's Common stock from the date of the initial grants up to the date the rights are exercised. The Compensation Committee primarily uses stock performance rights for long term incentive compensation for its key employees.

        Other Benefits.    The Company maintains an Executive Deferral Plan for certain executives. The Company also provides a variety of other benefits including a Profit Sharing Plan, which are generally available to Company employees.

                      Respectfully submitted by:

                      Robert G. Rettig (Chairman)
                      James T. Brophy
                      Ronald B. Port, M.D.
                      Mitchell H. Saranow

Stock Price Performance Chart

Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the S&P Small Capitalization Index and a peer group (the "Peer Group") of the Company for the five prior years. The Peer Group consists of Barnes Group Inc. and Strategic Distribution, Inc.

	Lawson Products, Inc.	S&P Small Cap	PEERS
12/31/97	$100.00	$100.00	$100.00
12/31/98	$79.14	$98.69	$113.63
12/31/99	$81.08	$110.94	$66.01
12/31/00	$97.73	$124.03	$76.15
12/31/01	$96.25	$132.13	$95.82
12/31/02	$117.19	$112.80	$89.03

Assumes that the value of the investment in Lawson's Common Stock and in each index was $100 on December 31, 1997 and that all dividends were reinvested.

Independent Auditors

The Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for 2003. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        Audit Fees.    The aggregate fees billed by The Company's independent auditors for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002, were approximately $310,000.

        Financial Information Systems Design and Implementation Fees.    There were no fees billed by the Company's independent auditors for the Company's most recent year in this category.

        All Other Fees.    The aggregate fees for all other services rendered by its independent auditors for the Company's most recent year were approximately $146,000, of which $37,000 were for audit related services and $109,000 were for tax services. Audit related services generally include fees for pension audits and accounting consultations. Tax services include fees for income tax consultation and compliance.

The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company's independent auditors during the Company's most recent year are compatible with maintaining the independence of such auditors.

Proposals of Security Holders

A stockholder proposal to be presented at the annual meeting to be held in 2004 must be received at the Company's executive offices, 1666 East Touhy Avenue, Des Plaines, Illinois 60018, by no later than December 12, 2003, for evaluation as to inclusion in the Proxy Statement in connection with such meeting.

Stockholders wishing to present proposals at the Annual Meeting (but not include them in the Proxy Statement) are required to notify the Secretary of the Company in writing no less than 90 days nor more than 110 days prior to the first anniversary of the prior year's meeting unless the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, in which case notice of such proposal must be received by the Company no later than 10 days following the date on which public announcement of the date of such meeting is first made.

Other Matters

The Board of Directors knows of no other proposals which may be presented for action at the meeting. However, in accordance with the By-laws of the Company, if any other proposal properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

Stockholders are urged to execute and return promptly the enclosed form of proxy in the envelope provided or to vote your shares by telephone or via the Internet.

                      By Order of the Board of Directors

                      Neil E. Jenkins
                       Secretary

April 11, 2003

Appendix A

LAWSON PRODUCTS, INC.

Audit Committee Charter

PURPOSE

The Audit Committee is appointed by the Board of Directors for the primary purposes of:

•
Assisting the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company's accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, and

•
Maintaining, through regularly scheduled meetings, a line of communication between the Board of Directors and the Company's financial management, internal auditors, if any, and independent accountants.

COMPOSITION AND QUALIFICATIONS

The Audit Committee shall be appointed by the Board of Directors and shall be comprised of three or more Directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Nasdaq Stock Market, Inc. Each member of the Audit Committee shall have the ability to understand fundamental financial statements. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

RESPONSIBILITIES

The Audit Committee will:

(1)
Review the annual audited financial statements with management and the independent accountants. In connection with such review, the Audit Committee will:

•
Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

•
Review changes in accounting or auditing policies, including resolution of any material reporting issues affecting the financial statements.

•
Inquire as to the existence and substance of any significant non-recurring accounting accruals, reserves or estimates made by management that had a material impact on the financial statements.

•
Review with the independent accountants any problems encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work, any management letter provided by the independent accountants, and management's response to such letter.

•
Review with the independent accountants and the senior internal auditing executive, if any, the adequacy of the Company's internal controls, and any significant findings and recommendations.

(2)
Review with management and the independent accountants the Company's quarterly financial statements in advance of SEC filings.

(3)
Oversee external audit coverage by the Company's independent accountants. In connection with its oversight of the external audit coverage, the Audit Committee will:

•
Recommend to the Board the appointment of the independent accountants.

•
Approve the engagement letter and the fees to be paid to the independent accountants.

•
Approve audit scope and work plan.

•
Approve in advance non-audit services other than taxation and SEC/regulatory matters.

•
Obtain confirmation and assurance as to the independent accountants independence, including ensuring that they submit on a periodic basis (not less than annually) to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board of Directors take appropriate action in response to the independent accountants' report to satisfy itself of their independence.

•
Meet with the independent accountants prior to the annual audit to discuss planning and staffing of the audit.

•
Review and evaluate the performance of the independent accountants, as the basis for a recommendation to the Board of Directors with respect to reappointment or replacement.

•
At its discretion, retain outside counsel, consultants or other advisors.

(4)
Oversee internal audit coverage, if applicable. In connection with its oversight responsibilities, the Audit Committee will:

•
Appoint or replace the senior internal auditing executive.

•
Review, in consultation with management, the independent accountants and the senior internal auditing executive, the plan and scope of internal audit activities.

•
Review internal audit activities, budget and staffing.

•
Review reports to management prepared by the internal auditing department and management's responses to such reports.

(5)
Review with the independent accountants and the senior internal auditing executive, if applicable, the adequacy of the Company's internal controls, and any significant findings and recommendations with respect to such controls.

(6)
Meet periodically with management to review and assess the Company's major financial risk exposures and the manner in which such risks are being monitored and controlled.

(7)
Meet at least annually in separate executive session with each of the chief financial officer, the senior internal auditing executive, if applicable, and the independent accountants.

(8)
Review periodically with the Company's General Counsel (i) legal and regulatory matters which may have a material effect on the financial statements, and (ii) corporate compliance policies or codes of conduct.

(9)
Report regularly to the Board of Directors with respect to Audit Committee activities.

(10)
Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the proxy statement for each annual meeting.

(11)
Review and reassess annually the adequacy of this Audit Committee Charter and recommend any proposed changes to the Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Company's corporate policies.

2

P R O X Y

LAWSON PRODUCTS, INC.

This proxy is solicited on behalf of the Board of Directors for the annual meeting on May 13, 2003.

The undersigned hereby makes, constitutes and appoints Sidney L. Port and Robert J. Washlow and each of them, proxies for the undersigned, with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of Lawson Products, Inc., to be held at the offices of the Company, 1666 East Touhy Avenue, Des Plaines, Illinois, on Tuesday, May 13, 2003, at 10:00 A.M. (Local Time), or any adjournment thereof.

The withholding of authority to vote for any nominee will allow the proxies to distribute, in their discretion, the withheld votes equally or unequally to or among the remaining nominees. If a properly signed proxy is returned without any choices marked, the proxies will distribute, in their discretion, votes in respect of all proxies they hold equally or unequally to or among the Board of Directors' nominees.

(continued and to be signed on other side)

PLEASE SEE REVERSE SIDE FOR INFORMATION ON VOTING YOUR PROXY BY TELEPHONE OR INTERNET.

☒            Please mark your vote as in this sample.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW.

The Board of Directors recommends a vote FOR proposal 1.

1.	ELECTION OF DIRECTORS	☐	For	☐	Withheld

Nominees: James T. Brophy, Mitchell H. Saranow and Jerome Shaffer.

FOR, except vote withheld from the following nominee(s):

        2.        In their discretion, the Proxy is authorized to vote on any other matter that may properly come before the meeting or any adjournment thereof.

The undersigned hereby revokes any proxy heretofore given and confirms all that said proxies, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE(S):	Date:	2003

NOTE:	Please date and sign as name appears hereon. If shares are held jointly or by two or more persons, each stockholder named should sign. Attorneys, executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

Dear Stockholder:

We encourage you to vote your shares electronically this year either by telephone or via the Internet. This will eliminate the need to return your proxy card. You will need your proxy card and Social Security number (where applicable) when voting your shares electronically. The Voter Control Number that appears in the box above, just below the perforation, must be used in order to vote by telephone or via the Internet.

The EquiServe Vote by Telephone and Vote by Internet systems can be accessed 24-hours a day, seven days a week up until the day prior to the meeting.

To Vote by Telephone:
Using a touch-tone phone call Toll-free:	1-877-PRX-VOTE (1-877-779-8683)
To Vote by Internet:
Log on to the Internet and go to the website:	http://www.eproxyvote.com/laws
Note: If you vote over the Internet, you may incur costs such as telecommunication and internet access charges for which you will be responsible.

THANK YOU FOR VOTING YOUR SHARES
YOUR VOTE IS IMPORTANT!

Do not return this Proxy Card if you are voting by Telephone or the Internet

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SUMMARY COMPENSATION TABLE
OPTIONS/SARs GRANTED DURING 2002
AGGREGATE OF OPTIONS/SARs EXERCISED IN 2002 AND OPTION/SAR VALUES AT DECEMBER 31, 2002
LAWSON PRODUCTS, INC. Audit Committee Charter